                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 21, 2003



                          DOCUCORP INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                    00-1033864                    75-2690838
 (State of                  (Commission File               (IRS employment
 incorporation)                 Number)                   identification no.)



                    5910 NORTH CENTRAL EXPRESSWAY, SUITE 800
                               DALLAS, TEXAS 75206
                    (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    214-891-6500

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)           EXHIBITS.

                  Exhibit 99.1--    Press release, dated May 21, 2003

ITEM 9. REGULATION FD DISCLOSURE. (INFORMATION FURNISHED PURSUANT TO ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The following information is furnished pursuant to Item 9 ("Regulation FD Disclosure") and Item 12 ("Disclosure of Results of Operations and Financial Condition"). In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished under Items 9 and 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.

              On May 21, 2003, the Company issued a press release regarding its results of operations for the quarter ended April 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    DOCUCORP INTERNATIONAL, INC.



Date: May 21, 2003                  By: /s/ John H. Gray
                                       ----------------------
                                            John H. Gray,
                                            Senior Vice President, Finance and
                                            Administration

                                  EXHIBIT INDEX


EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
Exhibit 99.1--   Press release, dated May 21, 2003